Exhibit 10.8

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR APPLICABLE STATE SECURITIES LAWS (COLLECTIVELY, THE “LAWS”). THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF EITHER (I) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE LAWS, OR (II) AN OPINION OF COUNSEL PROVIDED TO THE ISSUER IN FORM, SUBSTANCE AND SCOPE REASONABLY ACCEPTABLE TO THE ISSUER TO THE EFFECT THAT REGISTRATION IS NOT REQUIRED UNDER THE LAWS DUE TO AN AVAILABLE EXCEPTION TO OR EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE LAWS.

BAYWOOD INTERNATIONAL, INC.

8% CONVERTIBLE SUBORDINATED

PROMISSORY NOTE

$1,000,000	September 9, 2008

FOR VALUE RECEIVED, the undersigned, BAYWOOD INTERNATIONAL, INC., a Nevada corporation (“Baywood”), located at 14950 North 83rd Place, Suite 1, Scottsdale, Arizona 85260, hereby promises to pay to the order of SKAE BEVERAGE INTERNATIONAL, LLC, with an address at 60 Dutch Hill Road #9, Orangeburg, New York (“Company”), in lawful money of the United States, the principal amount of One Million Dollars ($1,000,000) together with interest on the unpaid principal amount hereof, from the date hereof until the outstanding principal amount hereof shall be paid in full, at the rate of eight percent (8%) per annum computed on the basis of a 365-day year.

1.

Note.  This subordinated promissory note (this “Note”) is being delivered by Baywood to Company in partial consideration for the purchase of the Purchased Assets and the Company Business (as such terms are defined in that certain Asset Purchase Agreement, of dated September 9, 2008 herewith, by and among Baywood, Baywood New Leaf Acquisition, Inc., a wholly owned subsidiary of Baywood, Eric Skae and Company (the “Asset Purchase Agreement”)).  Unless otherwise stated herein, all capitalized terms not defined herein shall have the meanings ascribed to them in the Asset Purchase Agreement.

2.

Payment.

(a)

Subject to Section 3(a), the principal amount of this Note along with any accrued but unpaid interest shall be payable in a single lump sum on the fifth (5th) anniversary of the date hereof.

(b)

Accrued interest during the twelve (12) month period following the date hereof shall be due and payable in arrears on the first anniversary of the date hereof.

(c)

Accrued interest during the forty-eight (48) months following the first anniversary of the date hereof shall be payable in arrears in quarterly installments on each three-month anniversary of the first anniversary of the date hereof.

(d)

All payments shall be made in immediately available funds at Company’s address set forth in the Asset Purchase Agreement, or such other address as Company or its transferee or assignee may designate in writing to Baywood.  Unless otherwise directed, Company hereby directs that payments shall be made to the order of Eric Skae, 42 Delongis Court, Sparkill, NY 10976.

3.

Prepayment.

(a)

Notwithstanding the provisions of Section 2(a), Company has the right, exercisable by notice in writing at any time on or after February 28, 2009, to declare One Hundred and Fifty Thousand Dollars ($150,000) of the principal amount of this Note to be due and payable on March 31, 2009, if such amount is requested by Company or Eric Skae, its sole member, to satisfy liabilities arising from the transactions contemplated by the Asset Purchase Agreement and Baywood agrees to pay such amount upon such request.

(b)

Subject to Company’s prior right to convert all or any portion of this Note into shares of Common Stock (hereafter defined), this Note may be prepaid in whole or in part at any time or from time to time without premium or penalty or discount, together with accrued interest to the date of payment on the principal amount prepaid.

4.

Optional Conversion of Note.

4.1.

Conversion Procedure.

(a)

At any time Company at its option may convert all or any portion of this Note into the number of shares (rounded to the nearest share) of common stock, par value $0.001 per share, of Baywood (the “Common Stock”), computed by dividing the principal amount of this Note to be converted together with the accrued interest on such principal amount by the Conversion Price (hereafter defined) then in effect.

(b)

Company shall effect a conversion by surrendering this Note accompanied by a proper assignment thereof to Baywood together with a completed and duly executed conversion notice in the form annexed hereto.  Such conversion of this Note will be deemed to have been effected as of the close of business on the date on which this Note and the duly completed exercise notice have been surrendered at the principal office of Baywood.  At such time as such conversion has been effected, the rights of Company to receive payments of principal and interest hereon will cease and Company will be deemed to have become the holder of record of the shares of Common Stock represented thereby.  Provisions of this Note that apply to conversion of all of this Note also apply to conversion of a portion of it.

(c)

As soon as possible after a conversion has been effected (but in any event within five (5) days after the surrender of this Note and the conversion notice to Baywood), Baywood will deliver to Company:

(i)

a certificate or certificates representing the number of shares of Common Stock issuable by reason of such conversion in the name of Company in such denomination or denominations as Company has specified; and

(ii)

a new duly executed Note for the principal amount of this Note which was delivered to Baywood in connection with such conversion but which was not converted.

(d)

The issuance of certificates for shares of Common Stock upon conversion of this Note will be made without charge to Company for any issuance tax in respect thereof or other cost incurred by Baywood in connection with such conversion and the related issuance of shares of Common Stock.  Baywood represents and warrants that upon conversion of this Note, the Common Stock issuable with respect to such conversion will be validly issued, fully paid and nonassessable.

(e)

Baywood will not close their respective books against the transfer of this Note or of Common Stock issued or issuable upon conversion of this Note in any manner which interferes with the timely conversion of this Note.  Baywood will from time to time take all such action as may be necessary to assure that the par value per share of the Common Stock acquirable upon conversion of this Note is at all times equal to or less than the Conversion Price then in effect.

(f)

This Note, when delivered for conversion and upon delivery of the stock certificate contemplated in clause (c)(i) above along with any replacement note for the balance due and payable hereunder, shall be cancelled by Baywood.

4.2

Conversion Price.

(a)

Initial Conversion Price.  The initial Conversion Price will be $1.50 per share.  In order to prevent dilution of the conversion rights granted hereunder, the Conversion Price will be subject to adjustment from time to time pursuant to this Section 4.2.

(b)

Reorganization, Reclassification, Merger or Sale.  In case Baywood shall effect a reorganization, shall merge with or consolidate into another corporation, or shall sell, transfer or otherwise dispose of all or substantially all of its property, assets or business and, pursuant to the terms of such reorganization, merger, consolidation or disposition of assets, shares of stock or other securities, property or assets of Baywood, successor or transferee or an affiliate thereof are to be received by or distributed to the holders of Common Stock, then Company shall be provided with written notice from Baywood informing Company of the terms of such reorganization, merger, consolidation or disposition of assets and of the record date thereof for any distribution pursuant thereto, at least ten (10) days in advance of such record date, and Company shall have, in addition to the rights provided for herein, the right to receive, at Company’s election, either (i) upon conversion of this Note, the number of shares of stock or other securities, property or assets of Baywood, successor, transferee or affiliate thereof or cash receivable upon or as a result of such reorganization, merger, consolidation or disposition of assets by a holder of the number of shares of Common Stock for which this Note is convertible immediately prior to such event or (ii) the securities into which this Note is converted upon, or as a result of such reorganization, merger, consolidation or disposition of assets.  The provisions of this paragraph (b) of this Section 4.2 shall similarly apply to successive reorganizations, mergers, consolidations or dispositions of assets.

(c)

Subdivision or Combination of Common Stock.  If Baywood declares a dividend or other distribution payable in shares of Common Stock or any shares of a class or series convertible into Common Stock (together with the Common Stock, “Securities”) or subdivides its outstanding shares of Common Stock into a larger number or combines its outstanding shares of Common Stock into a smaller number, then the Conversion Price in effect immediately prior to such dividend, other distribution, subdivision or combination, as the case may be, shall forthwith be adjusted to that price determined by multiplying the Conversion Price by a fraction (i) the numerator of which shall be the total number of outstanding shares of such Common Stock and Securities immediately prior to such dividend, other distribution, subdivision or combination and (ii) the denominator of which shall be the total number of outstanding shares of such Common Stock and Securities (including the number of shares of Common Stock into which such newly issued Securities are then convertible), immediately after such dividend, other distribution, subdivision or combination.

(d)

In case Baywood shall distribute to the holders of Common Stock evidences of indebtedness issued by Baywood, or assets (excluding cash dividends) then, in each such case, immediately following the record date fixed for the determination of the holders of Common Stock entitled to receive such distribution, the Conversion Price in effect thereafter shall be determined by multiplying the Conversion Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be an amount equal to the remainder of (A) the Current Market Price (as hereafter defined) of one share of Common Stock less (B) the fair value (as determined in good faith by Baywood’s board of directors) of the evidences of indebtedness or assets so distributed in respect of one share of Common Stock, as the case may be, and (ii) the denominator of which shall be the Current Market Price of one share of Common Stock.  Such adjustment shall be made on the date such distribution is made, and shall become effective at the opening of business on the business day following the record date for the determination of stockholders entitled to such distribution.

For purposes of this Note, “Current Market Price” on any day of determination means the average of the last reported closing price of a share of Common Stock for the twenty (20) Business Days immediately preceding such day of determination on the over-the-counter bulletin board as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any Nasdaq member firm of the National Association of Securities Dealers, Inc. selected from time to time by the board of directors of Baywood for that purpose, or if not so available, a price determined in good faith by the board of directors of Baywood as being equal to the fair market value thereof, as the case may be.

(e)

Notice of Adjustment.  Whenever the Conversion Price shall be adjusted as provided in this Section 4.2, Baywood shall forthwith send by first class mail, postage prepaid to Company at its address as shown in the records of Baywood a statement, certified by the chief financial officer of Baywood, showing in detail the facts requiring such adjustment and the Conversion Price that shall be in effect after such adjustment.

4.3

Reservation of Common Stock.  Baywood shall at all times reserve and keep available for issuance upon the conversion of this Note such number of its authorized but unissued shares of Common Stock as will be sufficient to permit the conversion in full of this Note, and upon such issuance such shares of Common Stock will be validly issued, fully paid and nonassessable.  The transfer agent for any shares of Baywood’s capital stock issuable upon the exercise of any of the rights of purchase aforesaid, will be authorized and directed at all times to reserve such number of authorized shares of Common Stock as shall be requisite for such purpose.  Baywood will keep a copy of this Note on file with the transfer agent for the Common Stock and with every subsequent transfer agent for any shares of Baywood’s capital stock issuable upon the exercise of the rights of purchase represented by the foregoing conversion rights.  Baywood will supply the transfer agent with duly executed stock certificates for issue against exercise of the foregoing conversion rights and will provide or otherwise make available any cash which may be payable in lieu of fractional shares as provided hereinabove.

4.4

No Voting Rights; Limitations of Liability.  This Note will not entitle Company to any voting rights or other rights as a stockholder of Baywood.  No provision of this Note, in the absence of affirmative action by Company to purchase Common Stock, and no enumeration in this Note of the rights or privileges of Company, will give rise to any liability of Company for the Conversion Price of Common Stock which may be acquired by exercise hereof or as a stockholder of Baywood.

5.

Events of Default; Remedies.

5.1

The occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

(a)

Default by Baywood in the payment of the principal of or interest on this Note when and as the same shall become due and payable and such default shall continue for fifteen (15) days after written notice thereof from Company; or

(b)

(i) Commencement by Baywood of a voluntary case under the federal bankruptcy laws (as now of hereafter in effect); (ii) Baywood applying for or consenting to the appointment of, or the taking of possession by, a receiver, custodian, trustee or liquidator of itself or of a substantial part of its assets; (iii) Baywood making a general assignment for the benefit of creditors; or (iv) the failure of either Baywood generally to pay its debts as they become due; or

(c)

The entry of a decree or order by any court of competent jurisdiction in respect of either Baywood granting (i) relief in any involuntary case under the federal bankruptcy laws (as now or hereafter in effect); or (ii) appointment of a trustee, receiver, custodian or liquidator for such entity or for a substantial part of its assets, and such case or proceeding shall continue undismissed or unstayed for a period of one hundred twenty (120) consecutive days.

5.2

Upon the happening of any Event of Default hereunder, the entire principal sum and all interest thereon, at the option of Company, may be declared and thereupon shall become immediately due and payable.  In such event Baywood  shall be responsible to pay all of Company’s reasonable costs of collection, including attorney’s fees.

6.

Right of Set-Off.  To the extent that Company or Eric Skae is obliged to make any payment to Baywood, Buyer or their Affiliates (as that term is defined in the Asset Purchase Agreement), or to any of their respective directors, officers, employees and subsidiaries pursuant to Section 9.2(a) of the Asset Purchase Agreement, Baywood shall have the right to set-off the amount of such obligation against any amount which is owed to Company under this Note.  In the event of such set-off, Company shall return this Note for cancellation and Baywood shall reissue  a new note for such reduced amount but which otherwise contains substantially the same terms and conditions as this Note.

7.

Notices.  All notices and other communications required or permitted under this Note shall be made in accordance with the provisions of the Asset Purchase Agreement.  Baywood waive presentment for payment, notice of non-payment, protest, demand, notice of protest, notice of intent to accelerate, notice of acceleration and dishonor, diligence in enforcement and indulgences of any kind.

8.

 Amendment; Waiver.  This Note may not be amended or modified except by an instrument in writing duly executed by Baywood and Company. No failure or delay on the part of Company in the exercise of any power, right or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power privilege.  All rights and remedies existing hereunder are cumulative to, and not exclusive of, any rights or remedies otherwise available.

9.

Severability.  If any provision hereof shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions hereof, and this Note shall be construed as if such invalid, illegal or unenforceable provision has never been contained herein.

10.

Assignment.  This Note may be assigned, pledged, negotiated or transferred by Company and shall inure to the benefit of Company, its successors and assigns.

11.

Governing Law Waiver of Jury Trial.  This Note is made under, and shall be construed and enforced in accordance with, the internal laws of the State of Arizona, without regard to principles of conflicts of laws.  Baywood irrevocably waives, to the maximum extent permitted by law, any right they may have to a trial by jury in respect of any litigation directly or indirectly at any time arising out of, under or in connection with this Note.

12.

Venue.   The parties hereby agree that all legal actions, litigations, claims, demands, charges, complaints, investigations, grievances, arbitrations, indictments, grand jury subpoenas or other legal or administrative proceedings arising out of or in connection with this Note shall, unless otherwise agreed, be litigated exclusively in, and the parties hereto hereby agree and consent to be subject to the jurisdiction of, the United States District Court for the Southern District of New York and in the absence of such federal jurisdiction, then exclusively in, and  the parties consent to be subject to the jurisdiction of, the courts of the State of New York in the County of New York.  The parties hereto irrevocably waive the defense of an inconvenient forum to the maintenance of any such legal action.  Each of the parties hereto further irrevocably consents to the service of process out of any of the aforementioned courts in any such legal action by the mailing of copies thereof by registered airmail, postage prepaid, to such party at its address set forth in this Note, such service of process to be effective upon acknowledgment of receipt of such registered mail.  Nothing in this Section 12 shall affect the right of any party hereto to serve legal process in any other manner permitted by law.  The consents to jurisdiction set forth in this Section 12 shall not constitute general consents to service of process in the State of New York and shall have no effect for any purpose except as to legal action between the parties hereto as provided in this Section 12.  Each Party agrees that any judgment obtained under the selected forum may be enforced in any other applicable forum.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have caused this Note to be executed as of the date first written above.

BAYWOOD INTERNATIONAL, INC.

By:	/s/ Neil Reithinger
Name: Neil Reithinger
Title: President and CEO

Signature Page - $1,000,000 Promissory Note

[FORM OF CONVERSION NOTICE]

Baywood International, Inc.

Baywood New Leaf Acquisition, Inc.

14950 North 83rd Place, Suite 1

Scottsdale, Arizona 85260

The undersigned holder of the 8% Subordinated Convertible Note of Baywood  dated September 9, 2008 hereby irrevocably exercises its option to convert [$    ] of unpaid principal and [$    ] of accrued interest on the Note into shares of Common Stock of Baywood International, Inc., in accordance with the terms of the Note.  The undersigned hereby delivers the Note to Baywood for such conversion.  The undersigned hereby instructs Baywood to convert the amount of money specified above into shares of Common Stock at the Conversion Price in accordance with Section 4.2 of the Note.  The undersigned directs that the Common Stock issuable and certificates therefor deliverable upon conversion be issued in the name of and delivered to the undersigned unless otherwise indicated below.  If the full unpaid amount of the Note is not being converted, the undersigned also hereby instructs Baywood to deliver a new Note to the undersigned in the amount which is not being converted.  All capitalized terms not defined herein shall have the meanings ascribed to them in the Note.

Holder:	Details for Stock Issuance:

Dated: ____________________	Name: ___________________
(if different to name of holder)
Signature: _________________
Address: _________________
Print Name: ________________	_________________________

No. of shares to be issued:____

Amount of new Note: $______